UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 26, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of March 1, 2004, providing for the issuance of Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, Series 2004-1)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-106925	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

This Form 8-K/A is being filed to submit a corrected version of the document attached as Exhibit 99.1.  An incorrect version of that document was submitted with the original Form 8-K that was filed on April 14, 2004.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Securitization Servicing Agreement dated as of March 1, 2004, by and among Wells Fargo Home Mortgage, Inc., as seller, Wells Fargo Bank, N.A., as master servicer, and Wells Fargo Home Mortgage, Inc., as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By:  /s/  Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

Dated: April 26, 2004

EXHIBIT INDEX

Exhibit No.

Description

99.1

Securitization Servicing Agreement dated as of March 1, 2004, by and among Wells Fargo Home Mortgage, Inc., as seller, Wells Fargo Bank, N.A., as master servicer, and Wells Fargo Home Mortgage, Inc., as servicer.